UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10434                   13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


          Pleasantville, New York                             10570-7000
  (Address of principal executive offices)                    (Zip Code)

                 Registrant's telephone number,including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



                                                           Page 1 of 19 pages.



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ITEM 1.01.        Entry into a Material Definitive Agreement

Effective October 31, 2005, The Reader's Digest Association, Inc. ("RDA") and Thomas O. Ryder, Chairman and Chief Executive Officer of RDA, entered into a letter agreement confirming his resignation as Chief Executive Officer of RDA, effective December 31, 2005, and his retirement as Chairman of RDA, effective December 31, 2006. The letter agreement amends the Employment Agreement dated April 28, 1998 between RDA and Mr. Ryder so that any changes in the terms of his employment related to those changes in status will not constitute "Good Reason" or termination without Cause under that Employment Agreement. The letter agreement also specifies the following compensation for Mr. Ryder:

Annual Base Salary                      o    Fiscal 2006:  As determined by the
                                             Compensation and Nominating
                                             Committee on August 16, 2005
                                             ($820,000)
                                        o    Fiscal 2007:  Same as 2006 provided
                                             employment continues full-time

Annual Incentive Compensation           o    Fiscal 2006 Target Opportunity:  As
                                             determined by the Committee on
                                             August 16, 2005  ($1,000,000)
                                        o    Fiscal 2007 Target Opportunity:
                                             Same as Fiscal 2006, pro-rated for
                                             number of months employed prior to
                                             12/31/06; further adjusted if
                                             employment does not continue
                                             full-time; amount of actual award
                                             subject to discretion of the
                                             Committee

Stock Options                           o    Any future awards to be determined
                                             by the Committee, consistent with
                                             the Company's compensation
                                             guidelines, pro-rated for the
                                             number of months employed prior to
                                             12/31/06

Performance Based Restricted
Stock Units                             o    Any future awards to be determined
                                             by the Committee
                                        o    Outstanding awards to vest as
                                             follows:
                                                 o Fiscal 2005-2007. Subject to
                                                   attainment of performance
                                                   goals: pro-rated pay-out for
                                                   number of months employed
                                                   prior to 12/31/06; full
                                                   pay-out if employment
                                                   terminates on 12/31/06.
                                                o  Fiscal 2006-2008.  Subject to
                                                   attainment of performance
                                                   goals: pro-rated pay-out for
                                                   number of months employed
                                                   prior to 12/31/06.


Effective October 31, 2005, RDA and Eric W. Schrier, Senior Vice President and Global Editor-in-Chief of RDA and President, Reader's Digest North America, entered into a Noncompetition, Nonsolicitation and Confidentiality Agreement that, among other restrictions, prohibits Mr. Schrier from certain associations with specified entities for a period of either one or two years after termination of employment with RDA, depending on the circumstances of his termination.

On October 31, 2005, the Board of Directors of RDA approved (1) a salary for Eric W. Schrier of $700,000 and a pro-rated fiscal 2006 annual incentive award target of $542,000 under The Reader's Digest Association, Inc. Senior Management Incentive Plan (the "SMIP"), effective upon his promotion to President and Chief Executive Officer of RDA on January 1, 2006 and (2) a salary for Thomas O. Gardner of $550,000 and a pro-rated fiscal 2006 annual incentive award target of $391,000 under the SMIP, effective upon his promotion to Executive Vice President of RDA on January 1, 2006.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 31, 2005, RDA and Thomas O. Ryder, Chairman and Chief Executive Officer of RDA, entered into a letter agreement confirming his resignation as Chief Executive Officer of RDA, effective December 31, 2005, and his retirement as Chairman of RDA, effective December 31, 2006.

On October 31, 2005, the Board of Directors of RDA approved the appointment of Eric W. Schrier as President and Chief Executive Officer of RDA, effective January 1, 2006, and his nomination for election as a Director of RDA in January 2006. Mr. Schrier has been President, Reader's Digest North America since February 2003. He has also been Senior Vice President and Global Editor-in-Chief since joining RDA in January 2000, and served as President, U.S. Magazines from February 2002 to February 2003.

On October 31, 2005, the Board of Directors of RDA approved the appointment of Thomas D. Gardner as Executive Vice President of RDA, effective January 1, 2006. Mr. Gardner has been President, Reader's Digest International since February 2003 and Senior Vice President of RDA since July 1998. He was also President, North America Books and Home Entertainment, from January 2001 to February 2003 and was Senior Vice President, U.S. New Business Development of RDA prior to January 2001. Mr. Gardner joined RDA in February 1992.

ITEM 7.01    Regulation FD Disclosure.

         Furnished herewith is the following:

         Exhibit Number
                                           Description

         99.1 The Reader's Digest Association, Inc.'s news release, issued on October 31, 2005, relating to senior management succession.



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ITEM 9.01    Financial Statements and Exhibits.

(c)      Exhibits

         Filed herewith is the following:

         Exhibit Number
                                           Description

         10.53 Letter agreement dated as of October 31, 2005 between The Reader's Digest Association, Inc. and Thomas O. Ryder

         10.54 Noncompetition, Nonsolicitation and Confidentiality Agreement dated October 28, 2005 between The Reader's Digest Association, Inc. and Eric W. Schrier

         99.1 The Reader's Digest Association, Inc.'s news release, issued on October 31, 2005, relating to senior management succession.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      THE READER'S DIGEST ASSOCIATION, INC.
                                   (Registrant)


Date:  October 31, 2005
                                                  /s/ C.H.R. DuPree
                                                  ------------------
                                                     C.H.R. DuPree
                                         Vice President, Corporate Secretary and
                                                Associate General Counsel

                                  EXHIBIT INDEX



         Exhibit Number
                                   Description

         10.53 Letter agreement dated as of October 31, 2005 between The Reader's Digest Association, Inc. and Thomas O. Ryder

         10.54 Noncompetition, Nonsolicitation and Confidentiality Agreement dated October 28, 2005 between The Reader's Digest Association, Inc. and Eric W. Schrier

         99.1 The Reader's Digest Association, Inc.'s news release, issued on October 31, 2005, relating to senior management succession.